DELAWARE VIP TRUST

Delaware VIP Large Cap Value Series

Supplement to the Series' Prospectuses
dated May 1, 2003 and
Statement of Additional Information
dated May 1, 2003 (as amended May 19, 2003)

The following replaces the section of the Prospectuses entitled "Portfolio Manager":

D. Tysen Nutt, Jr., Jordan L. Irving, Anthony A. Lombardi and Robert A Vogel, Jr. have primary responsibility for making day-to-day investment decisions for the Delaware VIP Large Cap Value Series. Mr. Nutt, Mr. Irving, Mr. Lombardi and Mr. Vogel have been on the Series' investment management team since 2004.

D. Tysen Nutt, Jr., Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Nutt graduated from Dartmouth College with a BA. Mr. Nutt began his investment career in 1983 at Dean Witter Reynolds where he advanced to Vice President, Investments. In 1988, he joined investment advisor Van Deventer & Hoch (V&H), where he managed large cap value portfolios for both institutions and private clients. As a Senior Vice President at V&H, he was a member of the firm's Management Committee and directed new business development in addition to his portfolio management duties. Mr. Nutt moved to Merrill Lynch Investment Managers in 1994 and later served as leader of the U.S. Active Large Cap Value Team, managing mutual funds and separate accounts for institutions and private clients. He is a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

Jordan L. Irving, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Irving graduated from Yale University with a BA in American Studies and earned a Special Diploma in Social Studies at Oxford University the following year. He joined Merrill Lynch Investment Managers (MLIM) as a Portfolio Manager in 1998. In 2004, Mr. Jordan joined Delaware Investments as Vice President, Senior Portfolio Manager. While working for MLIM, Mr. Irving competed for The United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

Anthony A. Lombardi, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Lombardi graduated from Hofstra University with a BBA and MBA in Finance. Mr. Lombardis first financial services position was as an Investment Analyst with Crossland Savings, FSB, Brooklyn, NY from 1989-1990. He started at Dean Witter Reynolds, Inc. as a Research Assistant in 1990 and rose to the position of Vice President, Research Analyst, which he held from 1993-1997. He then moved to Merrill Lynch Investment Managers (MLIM) in 1998, joining the Capital Management Group, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 2000. He departed MLIM as a Director. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

Robert A. Vogel, Jr., Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Vogel graduated from Loyola College in Maryland earning both his BBA and MS in Finance. He earned his MBA with a concentration in Finance at the Wharton School of Business at the University of Pennsylvania. Mr. Vogel started his financial services career as a Financial Consultant with Merrill Lynch in 1992. He then moved to Merrill Lynch Investment Managers (MLIM) in 1997, joining the Capital Management Group, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 1998. He departed MLIM as a Director. In 2004, Mr. Vogel joined Delaware Investments as Vice President, Senior Portfolio Manager. Mr. Vogel is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

In addition, Mr. Irving, Mr. Lombardi, Mr. Nutt and Mr. Vogel are added to the list of investment professionals affiliated with the Series under the section titled "Officers and Trustees" in the Trust's Statement of Additional Information.

This supplement is dated March 26, 2004.